As Filed with the Securities and Exchange Commission on June 25, 2026

Securities Act Registration No. 333-239562
Investment Company Act Reg. No. 811-23581

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 9	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 10	☒

Waycross Independent Trust
(Exact Name of Registrant as Specified in Charter)

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Capitol Services, Inc.
108 Lakeland Ave, Dover, DE 19901
 (Name and Address of Agent for Service)

With Copies To:

Bo J. Howell, Esq.	Matthew G. Bevin
FinTech Law, LLC	Waycross Partners, LLP
6224 Turpin Hills Drive	4965 U.S. Highway 42, Suite 2900
Cincinnati, Ohio 45244	Louisville, KY 40222

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b);
☒	on June 28, 2026 pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on (date) pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WAYCROSS MANAGED RISK EQUITY FUND

(WAYEX)

WAYCROSS FOCUSED CORE EQUITY FUND

(WAYFX)

Managed by

Waycross Partners, LLC

PROSPECTUS

June 28, 2026

For information or assistance in opening an account,

please call toll-free 1-866-267-4304.

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY – WAYCROSS MANAGED RISK EQUITY FUND	1
SUMMARY – WAYCROSS FOCUSED CORE EQUITY FUND	9
ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS	15
OTHER INVESTMENT STRATEGIES AND RELATED RISKS	22
FUND MANAGEMENT	24
HOW THE FUNDS VALUE THEIR SHARES	26
HOW TO BUY SHARES	28
HOW TO REDEEM SHARES	35
DIVIDENDS, DISTRIBUTIONS AND TAXES	40
FINANCIAL HIGHLIGHTS	42
CUSTOMER PRIVACY NOTICE	45
FOR ADDITIONAL INFORMATION	Back Cover

SUMMARY – WAYCROSS MANAGED RISK EQUITY FUND

INVESTMENT OBJECTIVE

The Waycross Managed Risk Equity Fund (the “Fund”) seeks long-term capital appreciation with a secondary emphasis on reducing portfolio risk and volatility relative to the S&P 500® Index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Dividend expense on securities sold short	0.72%
Brokerage expenses on securities sold short	0.00%
Other operating expenses	0.26%
Total Other Expenses	0.98%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	2.25%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same during the periods listed below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$228	$703	$1,205	$2,585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the United States. These securities may include common stocks, preferred stocks, exchange-traded funds, and warrants. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders. In pursuing its investment strategy, the Fund may also invest in cash and cash equivalents, including securities of money market funds.

The Fund seeks to achieve lower risk and volatility by constructing a portfolio of long and short equity positions. (A short position is created when a trader borrows and then sells a security, with the expectation that the borrowed security will be repurchased at a lower price. Such a position benefits when the security’s price decreases, whereas a long position benefits when the price increases.) The Fund’s long positions are purchased with the intended goal of benefiting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefiting from declining valuations or as a hedge against long positions to reduce portfolio volatility and manage systemic risk.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on proprietary analysis by Waycross Partners, LLC (the “Adviser”). The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) that the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Under normal market conditions, the Fund expects to maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at most 60%; however, the Adviser seeks to target a net long exposure of approximately 50% over a full market cycle.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long positions and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will be successful in hedging against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss because of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics, or other public health issues. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly, and therefore adversely affect the Fund.

Equity Securities Risk. As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and may not be widely followed by investors, which can lower the demand for their stock.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Sector Risk. The Fund may have significant exposure to one or more sectors that the Adviser believes offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Money Market Fund Risk. When the Fund invests in an underlying fund, including a money market fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

PERFORMANCE SUMMARY

The Fund was reorganized as of the close of business on November 17, 2020, from a series of Ultimus Managers Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Waycross Independent Trust, a Delaware statutory trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, and risks are identical to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods prior to November 17, 2020. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-267-4304 or by visiting the Fund’s website at https://www.waycrosspartners.com/strategies-and-funds.

Calendar Year Returns

The Fund’s year-to-date return through March 31, 2026 is (5.57%).

Quarterly Returns During This Time Period

Highest:	13.91% (quarter ended June 30, 2020)
Lowest:	(14.43%) (quarter ended December 31, 2018)

Average Annual Total Returns

(for periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Waycross Managed Risk Equity Fund
Return Before Taxes	13.16%	8.78%	8.95%
Return After Taxes on Distributions	11.73%	7.78%	8.37%
Return After Taxes on Distributions and Sale of Fund Shares	8.68%	6.80%	7.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
S&P 500® Index/Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	11.00%	8.98%	8.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Waycross Partners, LLC is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2015	Founding Principal, Chief Investment Officer, and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since January 2017	Portfolio Manager
Sean M. Ketcherside, CFA	Manager of the Fund since January 2024	Associate Portfolio Manager - Sector Analyst
James E. Moore III, CFA	Manager of the Fund since January 2024	Associate Portfolio Manager - Sector Analyst
Evan P. Ferreby, CFA	Manager of the Fund since January 2026	Associate Portfolio Manager – Research Analyst

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $5,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Waycross Managed Risk Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 (for overnight delivery, please mail to: Waycross Managed Risk Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246). For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-267-4304 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY – WAYCROSS FOCUSED CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Waycross Focused Core Equity Fund (the “Fund”) seeks capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back and recovery.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.93%
Less Management Fee Reductions and/or Expense Reimbursements(1)	(0.24%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(1)	0.69%

(1)	Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.69% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before June 30, 2027, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$272	$491	$1,121

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified portfolio and pursues its investment objective by investing, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund holds a portfolio of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). The Fund expects to hold 25-35 holdings, under normal market circumstances. The number of securities held by the Fund may exceed this range occasionally, such as when the Adviser is accumulating new positions, phasing out or replacing existing positions, or responding to unusual market conditions. The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third-party sources, including the technology sector.

The Adviser seeks to emphasize companies that have proven their ability to sustainably grow earnings, sometimes through innovation, above market expectations. The Adviser generates a focus universe of investment candidates of approximately 300 companies traded in the United States. The Adviser rigorously analyzes each investment candidate, evaluating key factors it deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser defines key factors as the most critical drivers of a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating costs for an industrial company. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors and are available at reasonable valuations.

The Adviser will sell a stock when there is a material adverse change in the issuer’s key factors. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses because of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Equity Securities Risk. As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and may not be widely followed by investors, which can lower the demand for their stock.

Sector Risk. The Fund may have significant exposure to one or more sectors that the Adviser believes offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Technology Sector Risk. At times, the Fund’s assets are focused on the Technology sector, which means it will be affected by performance of and developments in that sector, as compared to a more diversified fund. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics, or other public health issues. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly, and therefore adversely affect the Fund.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, which represent interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-267-4304 or by visiting the Fund’s website at https://www.waycrosspartners.com/strategies-and-funds.

Calendar Year Returns

The Fund’s year-to-date return through March 31, 2026 is (7.96%).

Quarterly Returns During This Time Period

Highest:	13.77% (quarter ended June 30, 2025)
Lowest:	(17.50%) (quarter ended June 30, 2022)

Average Annual Total Returns

(for periods ended December 31, 2025)

	One Year	Five Years	Since Inception (December 15, 2020)
Waycross Focused Core Equity Fund
Return Before Taxes	18.35%	14.92%	15.23%
Return After Taxes on Distributions	18.05%	14.73%	15.05%
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	11.98%	12.25%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an IRA. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Waycross Partners, LLC is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2020	Founding Principal, Chief Investment Officer, and Portfolio Manager
John W. Ferreby, CFA	Manager of the Fund since its inception in 2020	Portfolio Manager
Evan P. Ferreby, CFA	Manager of the Fund since January 2026	Associate Portfolio Manager – Research Analyst

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment amount is $5,000 for all regular accounts.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Waycross Focused Core Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 (for overnight delivery, please mail to: Waycross Focused Core Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246). For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-267-4304 for assistance.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of the Waycross Managed Risk Equity Fund (the “Managed Risk Fund”) and the Waycross Focused Core Equity Fund (the “Focused Fund”) (each, a “Fund,” and collectively, the “Funds”). The Board of Trustees (the “Board”) has reserved the right to change the investment objective of each Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

INVESTMENT OBJECTIVES

Managed Risk Fund. The Managed Risk Fund seeks long-term capital appreciation with a secondary emphasis on reducing portfolio risk and volatility relative to the S&P 500® Index.

Focused Fund. The Focused Fund seeks capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back and recovery.

PRINCIPAL INVESTMENT STRATEGIES

Managed Risk Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. These securities may include common stocks, preferred stocks, exchange-traded funds, and warrants. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders. In pursuing its investment strategy, the Fund may also invest in cash and cash equivalents, including securities of money market funds.

The Fund seeks to achieve lower risk and volatility by constructing a portfolio of long and short equity positions. (A short position is created when a trader borrows and then sells a security and with the expectation that it will repurchase the borrowed security later at a lower price. Such a position benefits when the security’s price decreases, whereas a long position benefits when the price increases.) The Fund’s long positions are purchased with the intended goal of benefiting from rising valuations. The Fund’s short positions are purchased with the intended goal of benefiting from declining valuations or as a hedge against long positions to reduce portfolio volatility and manage systemic risk.

The Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser typically starts with the 500 companies that make up the S&P 500® Index plus 30 to 50 other companies selected by the Adviser. Next, the Adviser creates the focus list using a proprietary screening process that analyzes market sectors to determine the 300 securities that exhibit, in the Adviser’s opinion, the greatest likelihood of performance divergence (i.e., the widest margin between the top performing and the bottom performing companies). The Adviser analyzes each investment candidate, evaluating key factors the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser defines the key factors as the most critical drivers to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Fund will establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. A short position is covered by purchasing a security to replace, or “cover,” the security that was borrowed and sold. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Under normal market conditions, the Fund expects to maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at most 60%; however, the Adviser seeks to target a net long exposure of approximately 50% over a full market cycle.

Focused Fund

The Fund is a non-diversified portfolio and pursues its investment objective by investing, under normal circumstances, 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund holds a portfolio of common stocks of mid-capitalization and large-capitalization companies with attractive valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in ADRs. The Fund expects to hold 25-35 holdings, under normal market circumstances. The number of securities held by the Fund may exceed this range occasionally, such as when the Adviser is accumulating new positions, phasing out or replacing existing positions, or responding to unusual market conditions. The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third-party sources, including the technology sector.

The Adviser seeks to emphasize companies that have proven their ability to sustainably grow earnings, sometimes through innovation, above market expectations. The Adviser generates a focus universe of investment candidates of approximately 300 companies traded in the U.S. The Adviser typically starts with the largest 100 companies included in the S&P 500 Index plus 200 other companies where the Adviser thinks an opportunity to add value exists. The additional 200 stocks are selected using a proprietary screening process that analyzes market sectors to determine the 200 securities that exhibit the opportunity for outperformance. The Adviser rigorously analyzes each investment candidate, evaluating key factors the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser defines the key factors as the most critical drivers to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. Following further analysis, the Adviser buys stocks for the Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Adviser will sell a stock when there is a material adverse change in the issuer’s key factors. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market, or economic conditions.

PRINCIPAL INVESTMENT RISKS

Both Funds

Market Risk. Market risk is the risk that the value of the securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade tensions and tariffs, terrorism, military action, and epidemics, pandemics, or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly, and therefore adversely affect the Fund.

Equity Securities Risk. As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Fund’s price per share will fluctuate due to changes in the market prices of its investments. Because stock markets tend to move in cycles, stock prices overall may decline. A particular stock’s market value may decline as a result of general market conditions that are not related to the issuing company (e.g., adverse economic conditions or investor sentiment) or due to factors that affect the particular company (e.g., management performance or factors affecting the industry). Also, a Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The Adviser’s method of security selection may not be successful, and a Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of a Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Sector Risk. The Funds may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions (such as, without limitation, in recent years, the information technology, consumer discretionary, communication services, healthcare, and/ or industrials sectors). A Fund may have little or no exposure to certain other sectors. A Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.

Managed Risk Fund

Long/Short Strategy Risk. The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long positions and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will be successful in hedging against portfolio risk.

Short Sales Risk. The Fund expects to sell securities short. The Fund will incur a loss because of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction.

The Fund will incur increased transaction costs associated with selling securities short. The Fund is also required to pay the broker any dividends and/or interest that accrues during the period that the short sale remains open. To the extent that the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

To the extent that the Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Money Market Fund Risk. When the Fund invests in an underlying fund, including a money market fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

Focused Fund

Non-Diversification Risk. The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses because of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, which represent interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies.

Technology Sector Risk. At times, the Fund’s assets are focused on the Technology sector, which means it will be affected by performance of and developments in that sector, as compared to a more diversified fund. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

OTHER INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies and risks described above, each Fund may invest in other types of securities whose risks are described below along with certain non-principal risks, such as operational risks, of the Funds. Additional information on non-principal investments and their risks can be found in the Funds’ Statement of Additional Information (“SAI”).

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of the Funds’ shareholders to transact business and the Funds to process transactions, inability to calculate the Funds’ net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted because of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cybersecurity plans and systems put in place by third-party service providers. Cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local, and regional supply chains affected, with potential corresponding results on the operating performance of a Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Adviser third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of a Fund to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.

Investments in Money Market Instruments and Temporary Defensive Positions. Each Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). Each Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. A Fund can take temporary defensive positions to respond to adverse market, economic, political, or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When a Fund invests in a money market mutual fund, the shareholders of the Fund will be subject to duplicative management fees. To the extent a Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime the Fund takes a temporary defensive position, it will not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Funds’ SAI.

Additional Information. Whether a Fund is an appropriate investment for an investor will depend upon the investor’s financial resources and individual investment goals and objectives. The Funds may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

FUND MANAGEMENT

The Investment Adviser

Waycross Partners, LLC (the “Adviser”), located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222 and 13000 Sawgrass Village Circle, Suite 40, Ponte Vedra Beach, Florida 32082, serves as the investment adviser to the Funds. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio. The Adviser was organized in 2005 and provides investment advisory services to family trusts, high net worth individuals, registered investment advisers, and foundations. As of February 28, 2026, the Adviser had approximately $1.3 billion in assets under management and $5.3 billion in assets under advisement, assets for which the Adviser either does not have discretionary authority or does not arrange or effectuate transactions.

Under the Advisory Agreement, for its services, the Funds pay the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of the average daily net assets for the Managed Risk Fund and 0.66% of the average daily net assets for the Focused Fund. During the most recent fiscal year ended February 28, 2026, the Adviser earned an aggregate management fee as a percentage of net assets of each Fund as follows:

Aggregate Management Fee
Managed Risk Fund	1.25%
Focused Fund	0.42%

Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Funds, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.70% of the average daily net assets of the Managed Risk Fund and 0.69% of the average daily net assets of the Focused Fund. Before June 30, 2027, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

A discussion of the factors considered by the Board in its approval of each Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Funds’ filing on Form N-CSR for the fiscal period ended August 31, 2025.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day management of each Fund’s portfolio:

Benjamin H. Thomas, CFA, is a Portfolio Manager of the Funds. He is also the Founding Principal, Chief Investment Officer, and Portfolio Manager for the Adviser. Before founding the Adviser in 2005, Mr. Thomas was a portfolio manager and senior equity analyst at Invesco where he was responsible for managing two mid-capitalization strategies and led the firm’s technology and telecom research effort. Prior to Invesco, Mr. Thomas worked for Banc One Securities (now J.P. Morgan Asset Management) and Prudential Securities. Mr. Thomas attended University of Kentucky and earned a bachelor’s degree in Finance. He continued his education at Indiana University where he was awarded a master’s degree in Business Administration. Mr. Thomas is a CFA charter holder and a member of the CFA Society of Louisville where he served as president from 2007 to 2008.

John W. Ferreby, CFA, is a Portfolio Manager of the Funds. He is also a Portfolio Manager for the Adviser. Before joining the Adviser in 2009, Mr. Ferreby spent over 20 years at Invesco, where he was a portfolio manager responsible for managing a large-cap core equity portfolio. He focuses primarily on the long positions held across the Adviser’s investment strategies and acts as the lead analyst for the Financials sector. Mr. Ferreby attended Dartmouth College and earned a bachelor’s degree in Engineering Sciences. He is a CFA charter holder and a member of the CFA Society of Louisville.

Sean M. Ketcherside, CFA, is a Portfolio Manager of the Managed Risk Fund. He is an Associate Portfolio Manager - Sector Analyst for Cyclicals for the Adviser. Before joining the Adviser in 2021, Mr. Ketcherside held analyst positions at Kennedy Capital Management and Scout Investments, focusing on the Energy and Utilities sectors. He holds a bachelor’s degree in Interdisciplinary Studies (with an emphasis in Mathematics, Chemistry, and Communications) from the University of Missouri and an MBA in Finance and Entrepreneurship from the University of Missouri – Kansas City. He is a CFA charter holder and a member of the CFA Society of Louisville.

James E. Moore III, CFA, is a Portfolio Manager of the Managed Risk Fund. He is an Associate Portfolio Manager - Sector Analyst for Technology & Communication Services for the Adviser. Before joining the Adviser in 2015, Mr. Moore was Principal and Chief Investment Officer of Olmsted Capital, LLC. Mr. Moore has almost 30 years of investment experience. He holds a bachelor’s degree in History from Yale University and an MBA from Dartmouth College. He is a CFA charter holder and a member of the CFA Society of Louisville.

Evan P. Ferreby, CFA, is an Associate Portfolio Manager for the Funds. He is an Associate Portfolio Manager - Research Analyst for the Adviser. Before joining Waycross in 2023, Evan worked as an Associate at Baird Business Owner Solutions and an Analyst at Mariner Wealth Advisors. Evan received his bachelor’s degree in economics from Vanderbilt University, with a minor in Financial Economics. Evan is a CFA charter holder and a CFA Society of Louisville member.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of each Fund’s shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Funds.

HOW THE FUNDS VALUE THEIR SHARES

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Each Fund is open for business on each day that the NYSE is open for trading. Each Fund is closed on weekends and on any day the NYSE is closed for trading, including as a result of a holiday or an unscheduled market closure. A Fund may also close early on days when the NYSE closes early. Any order received when a Fund is closed will be treated as received on, and processed on, the next day the NYSE is open for trading. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. Under the rule a greater number of a Fund’s securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee pursuant to its valuation policies and procedures, which have been approved by the Board. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service, if applicable, does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good-faith approximation of the value of an asset or liability. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Adviser at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser with respect to services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Calculation of Share Price in the SAI.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in “good order” (as described below) by a Fund.

HOW TO BUY SHARES

Shares are available for purchase from a Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in good order. The Funds reserve the right to reject any purchase request and/or suspend the offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. A Fund mails you confirmations of all purchases of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Initial Purchase Methods

To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (“ACH”), or check drawn on a U.S. financial institution. Each Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. Each Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Minimum Initial Investment

The minimum initial investment in each Fund is $5,000. This minimum investment requirement may be waived or reduced for any reason at the discretion of a Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in good order, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the name of the Fund in which you are investing.

●	Mail the application and the check to the Transfer Agent at the following address:

Regular/Express Mail

[Name of Fund]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

-or-

Overnight Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Each Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by a Fund and will be executed at the next NAV calculated after the order is received in good order. All payments must be made in U.S. dollars, and checks must be drawn on U.S. financial institutions.

Unacceptable Forms of Payment

The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of a Fund through the ACH network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to a Fund or its transfer agent).

Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Right to Reject / Good Order

Each Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to a Fund or its transfer agent.

Payment for Shares and Good Funds Policy

Each Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by a Fund and will be executed at the next NAV calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” Each Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by a Fund or its Transfer Agent, as well as any applicable fees.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by a Fund or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. Each Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Electronic Check Conversion

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. If you wish to invest in a Fund by wire, please call the Transfer Agent at 1-866-267-4304 to obtain detailed wiring instructions and to notify a Fund that a wire transfer will be sent. A Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Funds are not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in good order. These organizations are authorized to designate other intermediaries to receive purchase orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in good order. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission or other forms of compensation to the broker. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instruction on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in good order as described below. Additional purchases may be made:

By sending a check, made payable to the Fund in which you are investing, to the following address:

Regular/Express Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Be sure to note your account number on the memo line of your check.

●	By ACH transfer, provided ACH instructions have been established on your account. ACH purchases must be made from a U.S. domestic bank or other U.S. domestic financial institution, and the bank account must be owned and controlled by the shareholder(s) and registered in the same name(s) as the Fund account.

●	By wire to a Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-267-4304 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an AIP, which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder at a Fund’s NAV next determined after receipt of the applicable purchase instructions in good order. There is no minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. Each Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Purchases In-Kind

The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for a Fund, the marketability of such securities, and other factors which a Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund’s NAV.

Customer Identification Program (CIP) and Anti-Money Laundering (AML) Disclosure

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, a Fund and/or its agents, including the Transfer Agent, will request your full name, residential or business street address, date of birth for individuals, and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow a Fund to identify you. A P.O. Box is not sufficient and will not be accepted as a primary residential or business street address, although it may be used as a mailing address.

For legal entities, a Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. Each Fund may also request to see a driver’s license, passport, or other identifying documents. Each Fund may also check customer information against government lists, as required or permitted by applicable law. A Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: A Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Account Closure/Redemption

If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated NAV following the closure, or as otherwise permitted by applicable law. To the extent permitted by applicable law, the Funds, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures to detect and prevent disruptive trading, including market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with each Fund’s policies. The Funds prepare reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, the Funds use a subjective approach that permits a Fund to reject any purchase orders that the Fund believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers a Fund’s shares through an omnibus account has entered into an information-sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading.

Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, the Funds cannot guarantee that such trading will not occur.

Shareholder Fees

The following fees, when applicable, may be passed through to shareholders of a Fund:

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

HOW TO REDEEM SHARES

Shares of a Fund may be redeemed on any day on which a Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in good order. Redemption requests may be made by mail or by telephone.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

By Mail. You may redeem shares by mailing a written request to the Fund in which you are invested at the following address:

Regular/Express Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Written requests must state the shareholder’s name, the account number, and the shares or dollar amount to be redeemed, and must be signed exactly as the shares are registered with such Fund.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts). Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Medallion Signature Guarantee (“MSG”) Requirements: To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $50,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations , credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Telephone Transactions. You may purchase, exchange, or redeem Fund shares by calling 1-866-267-4304. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in good order. These organizations are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Each Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day for your redemption to be effective as of the day the order is received, in good order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Fund’s NAV next determined after receipt of the applicable redemption instructions in good order.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Receiving Payment

Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via ACH until the payment has cleared, which may take up to 10 business days, or longer if necessary. Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed: (a) when trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below $5,000 (the “Minimum Account Balance”). Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below a Fund’s Minimum Account Balance solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in-kind.” Redemptions in-kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in-kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings to the redeeming shareholder within seven calendar days after the Fund’s receipt of the redemption order in good order. If a Fund redeems your shares in-kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Fund, provided that the account registrations are the same. Exchanges will be effected at the next determined NAV of each Fund. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to reject any exchange request and to modify or eliminate this exchange privilege in the future. The exchange privilege is not intended as a vehicle for short-term trading. The exchange of shares is treated as a sale for U.S. federal income tax purposes, and an exchanging shareholder may, therefore, realize a taxable gain or loss. Shareholders should consult their tax advisors regarding the tax consequences of exchanges in their particular circumstances.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Funds in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. The Funds’ distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by a Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Cost Basis Reporting

A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, the Funds are required to report cost basis information to the Internal Revenue Service (“IRS”) and furnish cost basis information to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

Each Fund has chosen average cost as its standing default tax lot identification method for all shareholders. This means average cost is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values (“NAVs”) and the entire position is not sold at one time.

Shareholders may choose a method other than a Fund’s standing default method at the time of purchase or upon sale of covered shares, subject to applicable IRS rules and Fund procedures. The cost basis method selected may have significant tax implications and, once applied to a redemption of covered shares, may not be changed after settlement of the redemption.

The Funds are not authorized to provide tax advice. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their individual tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state, and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, is included in the Funds’ filing on Form N-CSR for the fiscal year ended February 28, 2026, which may be obtained at no charge by calling the Funds at 1-866-267-4304 or by visiting the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds.

WAYCROSS MANAGED RISK EQUITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2026	Year Ended February 28, 2025	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 28, 2022
Net asset value at beginning of year	$16.88	$16.60	$13.58	$14.22	$14.81
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.19	0.21	0.00 (a)	(0.18)
Net realized and unrealized gains (losses) on investments	1.66	1.13	3.25	(0.64)	0.39
Total from investment operations	1.79	1.32	3.46	(0.64)	0.21
Less distributions from:
Net investment income	(0.08)	(0.30)	(0.12)	—	—
Net realized gains	(0.87)	(0.74)	(0.32)	—	(0.80)
Total distributions	(0.95)	(1.04)	(0.44)	—	(0.80)
Net asset value at end of year	$17.72	$16.88	$16.60	$13.58	$14.22
Total return(b)	10.51%	7.98%	25.73%	(4.50%)	1.13%
Net assets at end of year (000’s)	$108,968	$105,530	$100,568	$86,702	$95,532

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.23%	2.30%	2.28%	2.27%	2.31%
Ratio of net expenses to average net assets	2.23%	2.30%	2.28%	2.27%	2.31%
Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short	1.51%	1.51%	1.53%	1.50%	1.49%
Ratio of net investment income (loss) to average net assets	0.75%	1.08%	1.33%	0.04%	(1.26%)
Portfolio turnover rate	42%	55%	45%	74%	72%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

WAYCROSS FOCUSED CORE EQUITY FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2026	Year Ended February 28, 2025	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 28, 2022

Net asset value at beginning of year	$17.14	$14.91	$10.84	$11.53	$10.70
Income (loss) from investment operations:
Net investment income	0.05	0.05	0.05	0.06	0.00	(a)
Net realized and unrealized gains (losses) on investments	2.57	2.23	4.10	(0.70)	0.90	(b)
Total from investment operations	2.62	2.28	4.15	(0.64)	0.90
Less distributions from:
Net investment income	(0.03)	(0.05)	(0.08)	(0.01)	(0.00	) (a)
Net realized gains	(0.18)	—	—	(0.04)	(0.07)
Total distributions	(0.21)	(0.05)	(0.08)	(0.05)	(0.07)
Net asset value at end of year	$19.55	$17.14	$14.91	$10.84	$11.53
Total return(c)	15.26%	15.29%	38.39%	(5.54%)	8.39%
Net assets at end of year (000’s)	$149,252	$86,517	$18,128	$9,502	$10,877

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.93%	1.12%	2.31%	2.47%	7.56%
Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.74%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets(d)	0.38%	0.61%	0.67%	0.57%	0.14%
Portfolio turnover rate	38%	36%	35%	30%	17%

(a)	Amount rounds to less than $0.01 per share.

(b)	Represents a balancing figure from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of net realized and unrealized losses on the Statement of Operations for the same period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/or reimbursed expenses.

(d)	Ratio was determined after management fee reductions and/or expense reimbursements.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE WAYCROSS MANAGED RISK EQUITY FUND AND WAYCROSS FOCUSED CORE EQUITY FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-267-4304

Who we are
Who is providing this notice?	Waycross Managed Risk Equity Fund Waycross Focused Core Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Waycross Partners, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements, or to make inquiries about the Funds, please call toll-free:

1-866-267-4304

This Prospectus, the SAI, the most recent shareholder reports, and other information such as the Funds’ financial statements, are also available without charge on the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds or upon written request to the Funds at:

Regular/Express Mail
[Name of Fund]
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

-or-

Overnight Mail
[Name of Fund]
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Only one copy of a Prospectus or annual and semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of a Prospectus or annual and semi-annual report at any time by calling or writing the Funds or by downloading free of charge at https://www.waycrosspartners.com/strategies-and-funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-23581

Statement of Additional Information

June 28, 2026

WAYCROSS MANAGED RISK EQUITY FUND (WAYEX)

WAYCROSS FOCUSED CORE EQUITY FUND (WAYFX)

Series of

WAYCROSS INDEPENDENT TRUST

4965 U.S. Highway 42, Suite 2900

Louisville, KY 40222

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Waycross Managed Risk Equity Fund (the “Managed Risk Fund”) and Waycross Focused Core Equity Fund (the “Focused Fund”) (each, a “Fund” and collectively, the “Funds”) dated June 28, 2026, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference the Funds’ audited Financial Statements and Additional Information and Annual Reports to shareholders for the fiscal year ended February 28, 2026 (the “Annual Report”), which were included in the Funds’ filing on Form N-CSR. Copies of the Prospectus or Annual Report may be obtained without charge, upon request, by writing the Funds at:

Regular/Express Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

or by calling toll-free 1-866-267-4304, or by visiting the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT RESTRICTIONS	11
FUNDAMENTAL RESTRICTIONS	11
CALCULATION OF SHARE PRICE	12
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	12
SPECIAL SHAREHOLDER SERVICES	12
MANAGEMENT OF THE TRUST	13
INVESTMENT ADVISER	18
PORTFOLIO TRANSACTIONS	20
THE DISTRIBUTOR	21
OTHER SERVICE PROVIDERS	21
GENERAL INFORMATION	22
ADDITIONAL TAX INFORMATION	26
FINANCIAL STATEMENTS	33
APPENDIX A	34
APPENDIX B	36

2

STATEMENT OF ADDITIONAL INFORMATION

Each of the Funds is a series of Waycross Independent Trust (the “Trust”), an open-end management investment company. The Trust was organized on May 28, 2020, as a Delaware statutory trust. The Managed Risk Fund is a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Focused Fund is a non-diversified fund. Before January 29, 2024, the Managed Risk Fund was known as the Waycross Long/Short Equity Fund. Before June 28, 2021, the Focused Fund was known as the Waycross Focused Equity Fund.

Effective as of the close of business on November 17, 2020, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Managed Risk Fund received all the assets and liabilities of the Waycross Long/Short Equity Fund (the “Predecessor Fund”), a series of the Ultimus Managers Trust (the “Former Trust”). The shareholders of the Predecessor Fund received shares of the Managed Risk Fund with aggregate net asset values equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization. The Predecessor Fund’s investment objective, policies and limitations were identical to those of the Managed Risk Fund, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Managed Risk Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

The Funds’ investments are managed by Waycross Partners, LLC (the “Adviser”). For further information on the Funds, please call 1-866-267-4304 or visit the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Funds’ investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Funds should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to a Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by a Fund, can decline.

Equity Securities. The equity portion of a Fund’s portfolio will be comprised of U.S. common stock. In addition to U.S. common stock, a Fund’s equity investments may include preferred stock and foreign stock. A Fund’s equity investments may include securities traded on domestic exchanges or on the over-the-counter (“OTC”) market. The prices of equity securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by a Fund, will decline.

Common Stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential loss. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which also result in losses for a Fund.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with specified claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. Each Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks.

3

Warrants are options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying the warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Short Selling of Securities. For its short positions, the Managed Risk Fund will engage in short selling of securities. In a short sale of securities, the Managed Risk Fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The Managed Risk Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Managed Risk Fund. Until the security is replaced, the Managed Risk Fund is required to pay the lender any dividends and/or interest which accrues during the period that the short sale remains open. To borrow the security, the Managed Risk Fund may also have to pay a fee which would increase the cost of selling a security short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out, or the proceeds may be released to the Managed Risk Fund and invested in additional securities.

The Managed Risk Fund will incur a loss because of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any dividend and/or interest payments, the Managed Risk Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any dividends and/or interest the Managed Risk Fund may be required to pay in connection with the short sale.

The Managed Risk Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Managed Risk Fund does not intend to engage in short sales against the box for investment purposes. The Managed Risk Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Managed Risk Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Managed Risk Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Managed Risk Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Swap Agreements. Swap agreements are contracts between a Fund and, typically, a brokerage firm, bank, or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. A Fund customarily will enter into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

A Fund will enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued daily. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

During the term of a swap agreement, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a

4

Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities, or index, for a specified period. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, plus or minus an agreed upon spread.

Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

When a Fund invests in total return swaps, it will comply with the asset coverage requirements under the 1940 Act and the U.S. Securities Exchange Commission (the “SEC”) staff’s interpretation thereof.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund is successful in using swap agreements to achieve its investment goals depends on the ability of the Adviser to predict correctly which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates, or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting as both principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

While more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded, some swap agreements are not exchange-traded instruments, but are traded OTC. As a result, swap participants in OTC traded swap agreements are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with a Fund because of credit considerations. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness, and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Over recent years, legislation has been enacted to regulate the OTC derivatives markets, including, specifically, credit default swaps. A Fund cannot predict the outcome or ultimate effect of this legislation. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of a Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Regulation of Derivatives and Certain Other Transactions. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-

5

standard settlement cycle investments, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either: (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its derivatives exposure to 10% of its net assets. While the Focused Fund is a “limited derivatives user” that limits its derivatives exposure to less than 10% of its net assets, the Managed Risk Fund is not and, therefore, it must employ a DRMP. Pursuant to its DRMP, the Managed Risk Fund has appointed the Adviser to serve as the Derivatives Risk Manager, who must report quarterly to the Board of Trustees (the “Board”) on the fund’s derivatives exposure and comply with other recordkeeping requirements.

Foreign Securities. Each Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. Each Fund intends to invest primarily in foreign securities that are listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent a Fund invests in a foreign security, which are denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Companies. Each Fund may, from time to time, invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds and exchange-traded funds (“ETFs”). Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.

The Funds expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment that a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all

6

other holders of the securities. If there is a vote of investment company shares held by a Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subjects a Fund to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which a Fund invests, in addition to the Fund’s direct fees and expenses. The Funds may also rely on Rule 12d1-4 under the 1940 Act, which permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

ETFs. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs bear various fees and expenses, a Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other type of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

The Funds may rely on Section 12(d)(1)(F) of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions, the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund. The Funds may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the Rule including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Leveraged and Inverse ETF Risk. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

7

Options. Each Fund may buy and sell options for a number of purposes, including hedging, investment, or speculative purposes. For example, a Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Buying puts and writing covered calls may be used to hedge a Fund’s portfolio against price fluctuations. Buying call options tends to increase a Fund’s exposure to the securities market. A Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, if its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Special Risk Factors of Options. Transactions in derivative instruments such as options involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

A Fund’s use of certain derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be magnified; however, if that investment decreases in value, the loss to a Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.

Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by a Fund would be in amounts of $100,000 or more.

Commercial Paper is an unsecured, short term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity ranges from two to 270 days and is usually sold on a discounted basis rather than as an

8

interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by a Fund only through the Master Note program of the custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by a Fund. A Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. Government obligation), from a counterparty (e.g. a Fund) with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). A Fund’s initial purchase is a loan to the counterparty that is collateralized by the security (and/or securities substituted for them under the repurchase agreement). A Fund must return the security to the counterparty when the counterparty repurchases it later and at a higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Illiquid Investments. A Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and a Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If a Fund invests in investments for which there is no ready market, the Fund may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Borrowing Money. Each Fund may, to the extent permitted under the 1940 Act, borrow money to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires a Fund to pay interest. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. To generate additional income, each Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Adviser will consider all relevant facts and circumstances. A

9

Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund collateral in the form of cash or cash equivalents, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay a Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of a Fund or the borrower, at any time the Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, a Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser believes a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

The Funds did not engage in the lending of portfolio securities during the past fiscal year.

Operational Risk. An investment in the Funds involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage, or other events, any of which could have a material adverse effect on the Funds. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Cybersecurity Risk. The Funds and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose or compromise confidential, proprietary, or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary, or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Funds and/or the Funds’ investment adviser, distributor, custodian, transfer agent or other third-party service providers may adversely impact the Funds and their shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Funds to regulatory fines or financial losses, and/or cause reputational damage. The Funds rely on third-party service providers for many of the day-to-day operations, and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There is no guarantee the Funds will be successful in protecting against cybersecurity breaches.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates, and launching stimulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and poses a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Investor perception that such efforts are failing could negatively affect securities markets, as well as result in higher interest rates, increased market volatility and reduced the value and liquidity of certain securities, including securities held by the Funds.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by a Fund may be difficult to determine and may not be fully known for an extended period. Accordingly, regulatory actions could adversely affect the Funds.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. Higher portfolio turnover rates will result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. Each Fund’s portfolio turnover rates for the past two fiscal years are provided in the table below:

Fund	2026	2025
Managed Risk Fund	42%	55%
Focused Fund	38%	36%

10

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about each Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS

As a matter of fundamental policy:

1. Borrowing Money. Each Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.

2. Senior Securities. The Funds will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Funds will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Funds will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, provided that a Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

7. Concentration. Each Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in tax-exempt obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements with respect thereto, or investments in registered investment companies; however, the Fund will consider, when current portfolio holdings information is available, the portfolio of underlying investment companies when determining compliance with its concentration policy.

With respect to the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits a Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, a Fund may not issue any class

11

of senior security, except that a Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

CALCULATION OF SHARE PRICE

For purposes of computing each Fund’s NAV, securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices.

The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. If market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the valuation designee in accordance with procedures adopted by the Board. Fixed-income securities are normally valued based on the prices obtained from independent third-party pricing services approved by the valuation designee, which are generally determined with consideration given to institutional bid and last sale prices, other security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued based on fair valuation prices obtained from independent third-party pricing services approved by the valuation designee, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established are reviewed by the valuation designee and the Funds’ administrator (“Ultimus” or the “Administrator”). To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will pay any taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. Investors may purchase shares of each Fund through an Automatic Investment Plan (“AIP”). The AIP allows for regular, periodic investments in Fund shares from a designated bank account. With

12

the investor’s authorization and bank approval, a Fund’s transfer agent will automatically withdraw the specified amount and invest it in Fund shares on a periodic basis. There is no minimum investment required to participate in the AIP. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. Investors may modify or terminate their participation in the AIP at any time by notifying the applicable Fund or its transfer agent. Each Fund reserves the right to suspend or discontinue the AIP at any time.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund in which you are invested at the following address:

Regular/Express Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (see the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of the Funds and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Board oversees the management of the Trust under the laws of the State of Delaware and applicable federal law. There are currently four Trustees, all of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, and their principal occupation(s) during the past five years, and any other directorships held by the Trustee.

Name, Address(1) and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees:
Larry J. Walker Year of Birth: 1950	Since Inception	Trustee	Retired. Partner, Waycross Partners, LLC (2008 – 2020).	2	None
William Chandler Year of Birth: 1942	Since Inception	Trustee and Chairman	Retired.	2	None
John Chilton Year of Birth: 1949	Since Inception	Trustee	Chief Executive Officer, Kentucky Retirement Systems (2021 – present); Manager, Kentucky Power Trading LLC (electricity trading firm) (2021).	2	Kentucky Retirement Systems, Public Pension Oversight Board (2016 – 2021); The University of Louisville, The University of Louisville Foundation, University of Louisville Research (2019 – 2021).
Vivek K. Sarin Year of Birth: 1967	Since March 2021	Trustee	President, Juvo Company, LLC (2013 – present).	2	Tactical Investment Series Trust (2025 – present).

13

Name, Address(1) and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Matthew Bevin Year of Birth: 1967	Since March 2021	President and Treasurer	Managing Director, Waycross Partners, LLC (2021 – present).
Christopher Herb Year of Birth: 1975	Since October 2022	Vice President	Chief Compliance Officer (“CCO”), Chief Operating Officer and Director, Waycross Partners, LLC (2021 – present); Marketing, Sales & Client Service Manager, Sawgrass Asset Management, LLC (2018 – 2021).
Matthew Murray Year of Birth: 1980	Since January 2025	CCO	Chief Compliance Officer, Joot (2024 – present); Regulatory Compliance Consultant, MPMurray Consulting (2023 – 2024); Chief Compliance Officer, BDO Wealth Advisors, LLC (2022 – 2023); Chief Compliance Officer, Sawgrass Asset Management, LLC (2022); Compliance Officer, Sawgrass Asset Management, LLC (2015 – 2021).
Angela A. Simmons Year of Birth: 1975	Since January 2024	Assistant Treasurer	Vice President of Financial Administration, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President of Financial Administration, Ultimus Fund Solutions, LLC (2015 – 2022).
Kendahl Herrmann Year of Birth: 1984	Since January 2025	Assistant Treasurer	Assistant Vice President of Financial Administration, Ultimus Fund Solutions, LLC (2024 – present); Manager of Financial Administration, Ultimus Fund Solutions, LLC (2017 – 2024).
Stephen L. Preston Year of Birth: 1966	Since Inception	Assistant Vice President and Anti Money Laundering (“AML”) Compliance Officer	CCO, AML Compliance Officer, Ultimus Fund Distributors, LLC (2011 – present); Vice President, Financial Operations Principal, and AML Officer, Ultimus Fund Distributors, LLC (2021 – present); Treasurer, Financial Operations Principal, CCO, and AML Officer, Northern Lights Distributors, LLC (2021 – present).
Jonathan D. Burgess Year of Birth: 1988	Since January 2025	Secretary	Vice President, Legal Counsel, Ultimus Fund Solutions, LLC (2024 – present); Associate Legal Counsel, Ultimus Fund Solutions, LLC (2023 – 2024); Manager, Legal Administration, Ultimus Fund Solutions, LLC (2021 – 2023).
Jessica Tucker Year of Birth: 1997	Since January 2025	Assistant Secretary	Paralegal, Ultimus Fund Solutions, LLC (2024 – present); Paralegal, Experimental Holdings, LLC (2021 – 2024).

(1)	Unless otherwise specified, the mailing address of each Trustee and Officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

14

Leadership Structure and Qualifications of Trustees

The Board consists of four Trustees, all of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year, and usually in person (although meetings may be held telephonically as permitted by the 1940 Act). In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any management representatives.

Board Leadership. The Board is led by its Chairman, Mr. William Chandler, who is also an Independent Trustee. The Chairman presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairman works closely with Trust counsel and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and all Trustees being Independent Trustees, is appropriate and in the best interests of the Trust. The Board is comprised of all independent trustees with a diversity of experience, knowledge, and skills, including familiarity with investment companies and their advisers. Further, the Board chairman is independent and has extensive experience as a portfolio manager. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from Trust management to the Independent Trustees.

Board Committees. The Board has established the following standing committees:

Audit Committee. All the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Mr. Chilton is the Chairperson of the Audit Committee and presides at its meetings. During the fiscal year ended February 28, 2026, there were three Audit Committee meetings.

Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. All the Independent Trustees are members of the Nominating Committee. Mr. Chandler is the Chairperson of the Nominating Committee and presides at its meetings. During the fiscal year ended February 28, 2026, there was one Nominating Committee meeting.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

15

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table and as follows:

Independent Trustees

Larry Walker has more than 44 years of investment experience. Prior to joining Waycross as a Partner and Strategist, Mr. Walker was a principal and portfolio manager at Invesco. From 1976 to 1992 he was a principal and investment consultant at Mercer Investment Consulting. Mr. Walker is a Chartered Financial Analyst charter holder. He holds a bachelor’s degree from Purdue University and a MBA from the University of Louisville.

William Chandler has more than 46 years of experience as a professional investment adviser and was a Chartered Financial Analyst charter holder prior to his retirement in 2007. From 1979 through 2001, Mr. Chandler was a Principal and Founder of a registered institutional investment adviser which was acquired by Invesco in 2001. Mr. Chandler retired from Invesco in 2007 and has remained active as an investment consultant and volunteer investment adviser for various religious organizations.

John Chilton has more than 46 years of experience as a Certified Public Accountant (CPA) serving large and small private businesses. His credentials included Certified Public Accountant (CPA), Accredited in Business Valuation (ABV), and Certified Valuation Analyst (CVA). He was a co-founder of Mountjoy Chilton Medley LLP, a regional accounting firm that had over 300 professionals in Louisville, Lexington, Cincinnati, Indianapolis, and Jeffersonville, Indiana. (Chilton retired from Mountjoy Chilton Medley LLP in 2015. In 2023, Mountjoy Chilton Medley LLP sold its business to Cherry Bekaert, a regional accounting and consulting business based in North Carolina.) Mr. Chilton graduated from the University of Tennessee with a Bachelor of Science degree in Accounting with a concentration in Management Science. His credentials include Certified Public Accountant (CPA), Accredited in Business Valuation (ABV), and Certified Valuation Analyst (CVA).

Vivek Sarin is a business leader with 35 years of international business experience in manufacturing, supply chain development, logistics, product development and sales. He served in the public sector as a member of the Kentucky Cabinet for Economic Development to achieve all-time records in every area of economic development, employment, exports, and revenue. Mr. Sarin received his Bachelor of Science from Indiana University – Kelley School of Business, his Masters in Business Administration from Miami University, and a certification in Executive Leadership from Northwestern University - Kellogg School of Management.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board activities. The Board reviews reports from, among others, the Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Adviser, with respect to the Funds’ investments and trading activities, and certain service providers. The actual daily risk management with respect to the Funds resides with the Adviser, with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated, or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board also receives quarterly reports from the Administrator, transfer agent (the “Transfer Agent”), and Ultimus Fund Distributors, LLC (the “Distributor”) on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Funds’ investment advisory agreement (the “Advisory Agreement”), the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

16

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2025:

Name of Trustee	Dollar Range of Shares of each Fund Owned by Trustee	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Independent Trustees
Larry J. Walker	Managed Risk Fund – Over $100,000 Focused Fund – 1–$10,000	Over $100,000

William Chandler	Managed Risk Fund – $50,001 - $100,000 Focused Fund – $50,001– $100,000	Over $100,000

John Chilton	Managed Risk Fund – Over $100,000 Focused Fund – Over $100,000	Over $100,000

Vivek K. Sarin	Managed Risk Fund – None Focused Fund – None	None

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation

No director, officer or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective November 1, 2025, each Independent Trustee receives a $14,000 annual retainer (payable quarterly) plus $1,000 per meeting of the Board attended, payable in either cash or shares of the Funds. Prior to November 1, 2025, each Independent Trustee received an $8,000 annual retainer (payable quarterly) plus $1,000 per meeting of the Board attended, payable in either cash or shares of the Funds. Trustee compensation for the Funds’ fiscal year ended February 28, 2026 is as follows:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Trust
Independent Trustees
Larry J. Walker	$13,500	None	None	$13,500
William Chandler	$13,500	None	None	$13,500
John Chilton	$13,500	None	None	$13,500
Vivek K. Sarin	$13,500	None	None	$13,500

Principal Holders of Voting Securities. As of June 1, 2026, the Trustees and officers of the Trust, as a group, beneficially owned (i.e., had direct or indirect voting and/or investment power) less than 1% of the then-outstanding shares of the Funds. As of June 1, 2026, the following persons were deemed to be control persons or principal shareholders of the Funds:

Managed Risk Fund

Name and Address of Record Owner	Percentage Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	95.74%

Focused Core Fund

Name and Address of Record Owner	Percentage Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	63.03%
MUIR & CO C/O FROST BANK TRUST DEPT P.O. BOX 2950 SAN ANTONIO TX 78299-2950	13.68%
EQUITABLE TRUST COMPANY 4400 HARDING PIKE, SUITE 310 NASHVILLE TN 37205	11.19%
CHARLES SCHWAB & CO INC/FBO 21150001 211 MAIN STREET SAN FRANCISCO CA 94105	7.60%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. Such a shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

17

INVESTMENT ADVISER

Waycross Partners, LLC (the “Adviser”), serves as the investment adviser to the Funds pursuant to the Advisory Agreement dated July 13, 2020. Subject to each Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was organized in 2005 and provides investment advisory services to family trusts, high net worth individuals, IRAs, and foundations. Benjamin Thomas and Matthew Bevin control the Adviser.

The Advisory Agreement is effective for annual terms so long as such renewal and continuance is specifically approved by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Advisory Agreement, for its services, the Funds pay the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of the average daily net assets for the Managed Risk Fund and 0.66% of the average daily net assets for the Focused Fund. Prior to July 1, 2023, the Focused Fund paid an advisory fee of 0.75%.

Pursuant to an amended expense limitation agreement between the Trust and the Adviser (the “Expense Limitation Agreement”), the Adviser has contractually agreed, until June 30, 2027, to reduce the Management Fee and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Funds, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding 1.70% of the average daily net assets of the Managed Risk Fund and 0.69% of the average daily net assets of the Focused Fund. Before June 30, 2027, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to July 1, 2023, the Adviser had agreed under the Expense Limitation Agreement to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 0.89% of the average daily net assets of the Focused Fund.

The table below provides the compensation paid to the Adviser by the Managed Risk Fund and Management Fee reductions and expense reimbursements made by the Adviser during the fiscal year indicated:

Fiscal Year Ended February 28 or 29	Management Fees Accrued	Management Fee Reductions	Expense Reimbursements	Net Advisory Fees Received by Adviser
2026	$1,361,714	$0	$0	$1,361,714
2025	$1,311,592	$0	$0	$1,311,592
2024	$1,166,439	$0	$0	$1,166,439

The table below provides the compensation paid to the Adviser by the Focused Fund and Management Fee reductions and expense reimbursements made by the Adviser during the fiscal year indicated:

Fiscal Year Ended February 28 or 29	Management Fees Accrued	Management Fee Reductions	Expense Reimbursements	Net Advisory Fees Received by Adviser
2026	$772,185	$281,817	$0	$490,368
2025	$356,562	$233,914	$0	$122,648
2024	$82,433	$82,433	$105,831	$0

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions and provides the Funds with portfolio managers to execute purchases and sales of securities and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Managed Risk Fund is managed by Benjamin H. Thomas, CFA, John W. Ferreby, CFA, Evan P. Ferreby, CFA, Sean M. Ketcherside, CFA, and James E. Moore III, CFA (collectively, the “Portfolio Managers”), who have joint responsibility for the daily implementation of investment strategies for the Fund. The Focused Fund is managed

18

by Benjamin H. Thomas, CFA, Evan P. Ferreby, CFA, and John W. Ferreby, CFA, who have joint responsibility for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of February 28, 2026.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Benjamin H. Thomas, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$111.6 million	1	$111.6 million
	Other Accounts	0	$0	0	$0
John W. Ferreby, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	49	$1.1 billion	0	$0
Evan P. Ferreby, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	49	$1.1 billion	0	$0
Sean M. Ketcherside, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
James E. Moore III, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Other Accounts. The Portfolio Managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as a Fund, is compared to the same index as the Fund, or otherwise holds, purchases, or sells securities that are eligible to be held, purchased, or sold by the Fund. In such conditions, the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the Other Accounts and to the disadvantage of a Fund or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Investment Opportunities. A Fund’s investment objectives, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Adviser must allocate investment opportunities between a Fund and those Other Accounts. In many cases, the Funds and Other Accounts may all participate in opportunities to buy or sell a liquid security, and the Adviser will buy or sell the same security for the Funds and Other Accounts at the same time. However, this may not always be the case: the Adviser may determine to buy or sell different securities for some accounts than for other accounts, or to buy or sell the same securities for some accounts at different times or in different proportions than for other accounts. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other

19

factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and/or differences in redemptions or withdrawals or new share purchases or capital contributions. As a result, at any time a Fund’s portfolio may differ from that of Other Accounts that have similar or overlapping investment objectives or strategies.

Compensation

The Portfolio Managers are not compensated directly by the Funds. Rather, they receive a salary from the Adviser. Messrs. J. Ferreby, E. Ferreby, Ketcherside, and Moore receive a discretionary bonus tied to the Funds’ and the Adviser’s profitability. In addition, Mr. Thomas is the principal owner of the Adviser. As such, performance and asset levels of the Funds will directly affect the profits of the Adviser (and indirectly the total compensation paid to the Portfolio Managers).

Ownership of Fund Shares

The table below shows the value of shares of each Fund beneficially owned by a Portfolio Manager of such Fund as of February 28, 2026, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of a Fund
Benjamin H. Thomas	Managed Risk Fund – C Focused Fund – C

John W. Ferreby	Managed Risk Fund – D Focused Fund – E

Evan P. Ferreby	Managed Risk Fund – A Focused Fund – A

Sean M. Ketcherside	Managed Risk Fund – C

James E. Moore III	Managed Risk Fund – F

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund and which brokers are eligible to execute each Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are principal transactions with dealers. With respect to the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of a Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds. While the Adviser seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

20

Subject to the requirements of the 1940 Act and procedures adopted by the Board, each Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

Each Fund paid the following brokerage commissions during the three most recent fiscal years (or periods, as applicable):

Fund	2026	2025	2024
Managed Risk Fund	$49,813	$64,379	$67,768
Focused Fund	$24,979	$18,631	$3,423

THE DISTRIBUTOR

The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds pursuant to a Distribution Agreement dated July 1, 2025 (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement is effective for an initial term of two years and will continue annually if such renewal is approved by (1) the Board or (2) a vote of the majority of a Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on 60 days’ written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, fund accountant (the “Fund Accountant”), and Transfer Agent to the Funds under a Master Services Agreement dated September 1, 2020, as amended (the “MSA”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of certain services, including but not limited to the following (under the MSA, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to each Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;

●	assist and advise the Funds regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for each Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of each Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed under the MSA. The MSA has an initial term of three years and then renews automatically unless terminated under the contractual provisions. The MSA provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to

21

which the MSA relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal years listed below, Ultimus received the following fees from the Managed Risk Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year Ended February 28 or 29	Administration and Fund Accounting	Transfer Agent
2026	$92,692	$20,614
2025	$88,601	$19,617
2024	$76,988	$18,585

During the fiscal years listed below, Ultimus received the following fees from the Focused Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year February 28 or 29	Administration and Fund Accounting	Transfer Agent
2026	$98,087	$40,070
2025	$58,512	$20,633
2024	$50,835	$18,585

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland OH 44115, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Legal Counsel

FinTech Law, LLC, 6224 Turpin Hills Drive, Cincinnati, OH 45244, serves as legal counsel to the Trust.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Joot provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures.

GENERAL INFORMATION

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan, if any.

Other Payments by the Adviser

The Adviser or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor, or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives

22

of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Description of Shares

The Trust was organized on May 28, 2020, as a Delaware statutory trust. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after considering additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. If such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Regarding Board operations, actions may be taken without a meeting if the majority consents in writing. Also, Trustees are not expected to devote full time to Trust affairs and may engage in or possess an interest in other businesses or ventures.

Under the Declaration of Trust, the Board has the power to manage the Trust’s business. The Board has the authority to engage in transactions, execute contracts, and perform necessary actions to administer the Trust. The Board has unrestricted control over the Trust’s assets and business. Decisions are deemed effective if approved by a majority of the trustees. Although Delaware law allows a statutory trust to eliminate or alter the trustees’ fiduciary duties and replace them with standards outlined in the Declaration of Trust, such provision may not be consistent with federal securities laws and the SEC’s views on the trustees’ fiduciary duties. Accordingly, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to or in any way limit the duties or liabilities of Trustees concerning matters arising under federal securities laws.

Derivative Claims of Shareholders

The Trust’s By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must first meet the requirements of Section 3816 of the Delaware Act, which requires

23

that the shareholder own shares at the time of the transaction or event in question and when the claim is made. Additionally, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand because such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust. Section 3816 of the Delaware Act requires that the shareholder’s complaint detail its efforts to get the Board to bring the action. Section 3816 allows a shareholder to bring an action in the Court of Chancery only. Neither Section 3816 nor the Trust’s Declaration of Trust apply to claims under federal securities laws.

For claims under federal securities laws that supersede Delaware, the provisions in the Trust’s Declaration of Trust and Bylaws do not apply to such claims.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics (each a “Code” and collectively, the “Codes”) designed to prevent their respective personnel subject to the Code of Ethics from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which securities may also be held by persons subject to the Codes). These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of a Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective Code.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A and Appendix B, respectively. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities during the prior twelve months ended June 30th is available without charge upon request by calling 1-866-267-4304, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by the Funds (“Portfolio Securities”) may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage a Fund or its shareholders, various safeguards have been implemented to protect each Fund and its shareholders from conflicts of interest, including: the adoption of the Codes pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

Public disclosure regarding Portfolio Securities is made:

●	Following the end of each calendar quarter, the Funds will publicly disclose information regarding Portfolio Securities as of such quarter-end as a list of the top 5 long and short holdings (as applicable) or a list of the top 10 holdings, posted on the Funds’ website or in advertising material that is posted on the Funds’ website. This information is generally available within 30 days of the end of the calendar quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

●	In the Funds’ Annual Reports and Semi-Annual Reports to shareholders, and in the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Funds. Official Reports are available to shareholders at no charge, by calling toll-free 1-866-267-4304 or by visiting the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds.

●	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Funds and/or the Adviser in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality.

24

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Funds.

●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants, printers/typesetters, N-PORT and N-CEN vendors, pricing and liquidity vendors and consultants, or to brokers and dealers through which a Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s CCO because the Board has determined that the Funds and their shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), may be disclosed. The Trust’s CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Trust’s CCO must inform the Board of any such arrangements that are approved by the Trust’s CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Funds.

Other Expenses

In addition to the Management Fee, the Funds pay all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; fees of the Administrator, Distributor and Transfer Agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Benchmark Descriptions

Each Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Managed Risk Fund compares its performance to the S&P 500 Index as its primary benchmark and a blended index comprised of equal parts S&P 500 Index and the S&P U.S. Treasury Bill Index (the “Treasury Bill Index”) as its secondary benchmark. The Focused Fund compares its performance to the S&P 500 Index as its primary benchmark. The S&P 500 Index tracks the 500 most widely held stocks on the NYSE or NASDAQ and seeks to represent the entire stock market by reflecting the risk and return of all large cap companies. The S&P 500 Index is widely regarded as a gauge of large cap U.S. equities. The S&P 500 Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers,

25

newsletters, or financial periodicals. The Treasury Bill Index is a broad, comprehensive, market-value weighted index that seeks to measure the performance of the U.S. Treasury Bill market.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, nor does the information cover all aspects of U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on the current Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors with specific reference to their own tax situations.

No Fund has requested, nor will any Fund request, an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations affecting investments in such Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the Fund is required to distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. If the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations. As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains

26

any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to actually distribute or be deemed to have distributed substantially all its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

27

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post- October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Other Regulated Investment Companies. The character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders if the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain,

28

qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

29

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

At the time of your purchase of Shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the

30

following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges, or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale, or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction, and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions

31

attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations

32

does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations considering their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended February 28, 2026 (including the Financial Highlights appearing in the Prospectus), which are included in the Funds’ filing on Form N-CSR for the fiscal year ended February 28, 2026, are incorporated by reference and made a part hereof. You may request a copy of the Funds’ audited financial statements at no charge by calling the Funds at 1-866-267-4304 or by visiting the Funds’ website at https://www.waycrosspartners.com/strategies-and-funds.

33

APPENDIX A

WAYCROSS INDEPENDENT TRUST

PROXY VOTING POLICIES AND PROCEDURES

1. PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Waycross Independent Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2. DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3. POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4. POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5. CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third-party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee.

34

6. ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7. PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8. PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9. FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at http://www.sec.gov and the Trust’s website.

10. INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes.

More information can be found in the Securities Lending Procedures of the Trust.

35

APPENDIX B

Waycross Partners, LLC

Proxy Voting Policy

Waycross Partners, LLC has adopted the following proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Waycross Partners, LLC has voting discretion by contract, including the Waycross Managed Risk Equity Fund and Waycross Focused Core Equity Fund. Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. Waycross Partners, LLC’s CCO is responsible for monitoring compliance with these policies and procedures. To assist Waycross in formulating and implementing an objective policy framework for voting proxies, Waycross has engaged Institutional Shareholder Services, Inc (“ISS”). Below are summaries of these policies and a description of the actions to be taken by Waycross to identify and mitigate potential conflicts of interest.

Pursuant to Section 12(d)(1)(E)(iii) of the investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

Statement

Unless otherwise specified in client agreements, Waycross has a fiduciary responsibility for voting proxies for companies whose securities are owned in client portfolios. Proxy voting policies are formulated to ensure that proxy votes are cast in the best interest of clients and in accordance with Waycross’s fiduciary duties of loyalty and care.

For purposes of proxy voting, Waycross defines “best interest” as voting proxies in a manner that Waycross reasonably determines is most likely to enhance or protect the long-term economic value of a client’s investment, taking into account the issuer’s financial performance, corporate governance practices, risk profile, and other factors that may materially affect shareholder value. Proxy votes are cast solely for the benefit of clients and not for the purpose of advancing Waycross’s own interests or those of any third party.

Waycross recognizes the unique nature of voting proxies on behalf of Taft-Hartley or union-sponsored benefit plans and has formulated proxy voting policies to ensure that votes are cast solely in the economic best interest of plan participants and beneficiaries, consistent with applicable ERISA fiduciary standards.

To assist Waycross in formulating and implementing an objective policy framework for voting proxies, Waycross has engaged Institutional Shareholder Services, Inc. (“ISS”). Below are summaries of these policies and a description of the actions to be taken by Waycross to identify and mitigate potential conflicts of interest.

At their inception, all new applicable clients are to be provided a summary of Waycross voting guidelines. These policies are to include the oversight of all Proxy Voting administration.

Conflict of Interest Disclosure

For purposes of this section, the “Company” refers to Waycross Partners, including its officers, employees, and any affiliated entities.

The CCO has overall responsibility for the implementation and monitoring of Waycross’s Proxy Voting Policy, practices, disclosures, and record keeping. The policies described in this section are designed to ensure that proxies are voted in the best interests of shareholders or fund participants. The CCO, in concert with the applicable portfolio managers, will identify any potential conflicts of interest that could arise as a result of any business relationships that Waycross or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to clients and offering to allow clients to vote the proxies themselves, or confirming that such proxies are voted according to preset rules and other objective criteria as may be recommended by a third-party voting recommendation. In all cases, the interests of clients will take precedence over those of Waycross and its staff. Potential areas of conflict could include, but are not limited to the following:

●	Waycross acting in the capacity of investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors.

●	Waycross having a material business relationship with a company seeking proxy votes.

●	Waycross actively seeking investment management business from a prospective client that is soliciting proxy votes.

If Waycross determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, we will address matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Waycross will vote in accordance with such policies;

2.	If the Company believes it is in the best interest of our clients to depart from the specific policies provided for herein, we will be subject to the requirements of 3 or 4 below, as applicable;

36

3.	If the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination, Waycross will vote such proxy as it determines to be in the best interest of the client, without taking any action described in 4 below, provided that such vote would be against the Company’s own interest in the matter (i.e., against the perceived or actual conflict). The Company will memorialize the rationale of such vote in writing; and

4.	If the proxy proposal (a) is not addressed by the specific policies herein or (b) requires a case-by-case determination by the Company, and the Company believes that voting the proxy in a particular manner may benefit, or may reasonably be perceived to benefit, the Company’s own interests, then Waycross will take one or more of the following actions prior to voting such proxy:

a. Delegate the voting decision for such proxy proposal to an independent third party;

b. Delegate the voting decision to an independent committee of partners, members, or other representatives of the client, as applicable;

c. Disclose the conflict of interest to affected clients and obtain their consent prior to voting the proxy as recommended by Waycross; or

d. Obtain approval of the voting decision from the Company’s Chief Compliance Officer and independent third-party legal counsel.

Waycross believes that potential conflicts of interest related to proxy voting are appropriately mitigated through the implementation of these procedures and through the engagement of an independent third-party proxy advisory firm, Institutional Shareholder Services, Inc. (“ISS”).

It is the opinion of Waycross’s CCO that conflicts of interest have been mitigated by the establishment of these procedures governing the voting of proxy shares and by the engagement of an outside third-party organization (ISS) to assist in the implementation of these guidelines.

Abstaining from Voting or Affirmatively Not Voting

In certain circumstances, Waycross may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively determine not to vote if Waycross reasonably determines that abstaining or not voting is in the best interest of the client.

In making such a determination, Waycross may consider various factors, including, but not limited to:

1.	the relative costs and benefits associated with exercising the proxy;

2.	any legal or regulatory restrictions on trading resulting from the exercise of a proxy;

3.	whether Waycross has sold the underlying securities since the record date for the proxy;

4.	the relationship between the voting issue and the enhancement or preservation of an investment’s value; and

5.	whether the objectives of this Policy are more or less likely to be realized by voting a security.

Waycross will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

Proxy Voting Guidelines Summary

The following is a concise summary of proxy voting policy guidelines.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

●	An auditor has a financial interest in or association with the company, and is therefore not independent

●	Fees for non-audit services are excessive, or

●	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, taking into account factors that may include, but are not limited to: board and committee independence; attendance at board and committee meetings; the company’s corporate governance practices and takeover defenses; long-term company performance; responsiveness to

37

shareholder proposals; any egregious board actions; and the existence of excessive non-audit fees or other auditor-related conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by the board’s independent directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Waycross votes on proposals to reimburse proxy solicitation expenses on a CASE-BY-CASE basis. Where Institutional Shareholder Services, Inc. (“ISS”) recommends voting in favor of the dissident slate, Waycross generally also votes in favor of reimbursing reasonable proxy solicitation expenses incurred by the dissidents.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

38

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders

●	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders, instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution thresholds derived from ISS methodologies and relevant peer comparisons.

Vote AGAINST equity plans that explicitly permit re-pricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

●	Historic trading patterns

●	Rationale for the re-pricing

●	Value-for-value exchange

●	Option vesting

●	Term of the option

●	Exercise price

●	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

●	Purchase price is at least 85 percent of fair market value

●	Offering period is 27 months or less, and

●	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

39

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

11.	Conflicts of Interest

Whenever a conflict or a potential conflict of interest exists between the Adviser and the client who owns the shares, the Adviser shall vote all proposals per the ISS recommendation or pursuant to the steps outlined above under Conflicts of Interest.

Taft-Hartley

The Waycross Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor. To assist us in our evaluation, we have engaged ISS.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The ISS Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries.

ISS will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

●	Corporate policies that affect job security and wage levels;

●	Corporate policies that affect local economic development and stability;

●	Corporate responsibility to employees and communities; and

●	Workplace safety and health issues.

All votes will be reviewed on a CASE-BY-CASE basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that – guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered “routine”, outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

1.	BOARD OFDIRECTORSPROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Waycross holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

●	Company performance relative to its peers;

●	Lack of majority independent board;

●	Board diversity;

●	Executive compensation-related (excessive salaries/bonuses/pensions, stock option re-pricing, misallocation of corporate funds, etc.);

●	Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a CASE_BY_CASE basis, taking into account factors that include:

●	Poor attendance;

40

●	Independence of the key board committees (audit, compensation, and nominating);

●	Performance of the key board committees;

●	Failure to establish key board committees; and

●	Interlocking directorships.

CEO Serving as Chairman: A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company’s CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. We WITHHOLD votes from CEOs who serve as chairman, and we vote FOR proposals to separate these positions.

Independent Directors: Waycross believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

Board Structure: Waycross supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

Cumulative Voting: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Waycross votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

Poison Pills: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a CASE-BY-CASE basis depending on a company’s particular set of circumstances, Waycross generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company’s poison pill to shareholder vote.

Proposals on Board Inclusiveness: Waycross votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors’ benefits shareholders and the company.

2.	CAPITAL STRUCTURE

Increase Authorized Common Stock: Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures: Waycross does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

3.	Ratifying Auditors

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study

41

by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees “with lower quality audits and, by implication, lower quality earnings.” This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

4.	MERGERS, ACQUISITIONS, ANDTRANSACTIONS

Waycross votes for corporate transactions that take the high road to competitiveness and company growth. Waycross believes that structuring merging companies to build long-term relationships with a stable and quality workforce and preserving good jobs creates long-term company value. We oppose corporate transactions that indiscriminately lay off workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

●	Impact on shareholder value;

●	Potential synergies;

●	Corporate governance and shareholder rights;

●	Fairness opinion;

●	Offer price (cost vs. premium); and

●	Impact on community stakeholders and workforce employees.

Re-incorporation: ISS reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore re-incorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

5.	EXECUTIVE COMPENSATION

Stock Option Plans: Waycross supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock options and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company — and shareholders—prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, ISS supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

ISS votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

Stock Option Expensing: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option’s accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Waycross supports shareholder resolutions calling for stock option grants to be treated as an expense.

Proposals to Limit Executive and Director Pay: Waycross votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a case-by-case

42

basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes: Golden parachutes are designed to protect the senior-level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior-level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Waycross votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

Employee Stock Ownership Plans (ESOPs): ISS generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

6.	SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. ISS provides specific narrative explanations for votes on these types of shareholder proposals. ISS evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. ISS clients select investment strategies and criteria for their portfolios. ISS views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, ISS votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Waycross supports proposals that request management to report to Shareholders information and practices that would help in evaluating the company’s operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. ISS supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. ISS supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Waycross votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues. Corporate Conduct, Human Rights, and Labor Codes: ISS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights at Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180-member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. ISS supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Waycross votes FOR proposals to implement and report on ILO codes of conduct.

Record of Proxy Voting

The CCO, or their designee, will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The CCO, or their designee, will maintain records related to each proxy. Waycross will maintain a record of each written request from a client for proxy voting information and the Company’s written response to any request (oral or written) from a client for proxy voting information.

The CCO, or its designee, will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

43

ISS Due Diligence

The CCO, or their designee, will conduct annual due diligence on ISS’ business practices and principles to ensure that their conflicts of interest are identified and considered, as applicable. Documentation of this review will be maintained and consist of a review of ISS’ Form ADV and other due diligence materials (see Due Diligence Materials | ISS (issgovernance.com)).

Class Actions and Other Proceedings Involving Securities Issuers

To the extent that the Company has authority, pursuant to the investment management agreement (the Company does not file class actions or utilize the vendor described below for the private funds), to deal with class action claims, the Company will do so on a case-by-case basis. Waycross has engaged Securities Class Action Services, LLC (“SCA”) to identify and assist with class action claims that impact individual clients or the registered investment companies we manage.

SCA will notify the COO or CCO that a claim is available and the CCO or COO will review with applicable portfolio managers to determine if they agree with the basis of the Claim.

If Waycross determines to participate in the Claim, SCA will be notified, and they will assist with the following:

1.	Identify the account that held shares during the period covered by the Claim, the amount of shares held and the acquisition and disposition prices.

2.	File proof of claim form generated by the class action lawyer. The proof of claim form will typically request trade dates and prices substantiated by confirms or broker statements.

3.	Notify Waycross of the claim’s status and disposition.

The CCO, or their designee, will periodically check with SCA to see if the Claim has been settled and the proceeds received. Any profits derived from the Claim shall be allocated in accordance with each account’s holdings.

The CCO, or their designee, will ensure that the contingency fee charged by SCA is disclosed to clients prior to engaging in this process. This disclosure will typically be addressed the Form ADV Part 2A.

44

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”), dated July 13, 2020 – Incorporated by reference to Exhibit (a) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(b)	By-Laws – Incorporated by reference to Exhibit (b) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(c)	Articles II, VI, VII, VIII and IX of the Trust Instrument, Exhibit 28(a) hereto, and Articles II, VIII and IX of the By-Laws, Exhibit 28(b) hereto, defines the rights of holders of the securities being registered (Certificates for shares are not issued).

(d)(1)	Investment Advisory Agreement, dated July 13, 2020, between the Registrant and Waycross Partners, LLC – Incorporated by reference to Exhibit (d) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(d)(2)	Amended Schedule A, dated July 1, 2023, to the Investment Advisory Agreement dated July 13, 2020, between the Registrant and Waycross Partners, LLC

(d)(3)	Amended Schedule A, dated January 29, 2024, to the Investment Advisory Agreement dated July 13, 2020, between the Registrant and Waycross Partners, LLC.

(e)	Distribution Agreement, dated July 1, 2025, between the Registrant and Ultimus Fund Distributors, LLC – filed herewith.

(f)	Not applicable.

(g)	Custody Agreement, dated August 14, 2020, between the Registrant and U.S. Bank, – Incorporated by reference to Exhibit (g) of the Registrant’s Post-Effective Amendment No. 2 filed June 28, 2021 (Accession No. 0001580642-21-002889).

(h)(1)(i)	Master Services Agreement dated September 1, 2020, between the Registrant and Ultimus Fund Solutions, LLC – Incorporated by reference to Exhibit (h)(1) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(h)(1)(ii)	Derivatives Risk Management Program Support Services Addendum dated August 1, 2022 to the Master Services Agreement dated September 1, 2020, between the Registrant and Ultimus Fund Solutions, LLC – Incorporated by reference to Exhibit (h)(1)(ii) of the Registrant’s Post-Effective Amendment No. 4 filed June 27, 2023 (Accession No. 0001580642-23-003336).

(h)(1)(iii)	Amended Fund Accounting, Fund Administration, Transfer Agent and Shareholder Services Fee Letters dated October 1, 2023 to the Master Services Agreement dated September 1, 2020, between the Registrant and Ultimus Fund Solutions, LLC

(h)(1)(iv)	Tailored Shareholder Report Services Addendum dated May 1, 2024 to the Master Services Agreement dated September 1, 2020, between the Registrant and Ultimus Fund Solutions, LLC

(h)(2)(i)	Expense Limitation Agreement, dated July 13, 2020, between the Registrant and Waycross Partners, LLC – Incorporated by reference to Exhibit (h)(2) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(h)(2)(ii)	Amended Schedule A, dated February 1, 2021, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 2 filed June 28, 2021 (Accession No. 0001580642-21-002889).

(h)(2)(iii)	Amended Schedule A, dated June 1, 2021, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(4) of the Registrant’s Post-Effective Amendment No. 2 filed June 28, 2021 (Accession No. 0001580642-21-002889).

(h)(2)(iv)	Amended Schedule A, dated July 1, 2022, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(2)(iv) of the Registrant’s Post-Effective Amendment No. 3 filed June 27, 2022 (Accession No. 0001580642-22-003234).

(h)(2)(v)	Amended Schedule A, dated July 1, 2023, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(2)(v) of the Registrant’s Post-Effective Amendment No. 4 filed June 27, 2023 (Accession No. 0001580642-23-003336).

(h)(2)(vi)	Amended Schedule A, dated January 5, 2024, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(2)(vi) of the Registrant’s Post-Effective Amendment No. 6 filed January 29, 2024 (Accession No. 0001580642-24-000545).

(h)(2)(vii)	Amended Schedule A, dated April 23, 2025, to the Expense Limitation Agreement – Incorporated by reference to Exhibit (h)(2)(vii) of the Registrant’s Post-Effective Amendment No. 8 filed June 26, 2025 (Accession No. 0001580642-25-003860).

(h)(2)(viii)	Amended Schedule A, dated April 27, 2026, to the Expense Limitation Agreement, filed herewith.

(i)(1)	Opinion and Consent of Practus, LLP regarding the legality of the securities registered – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(i)(2)	Consent of Fintech Law, LLC, filed herewith.

(j)	Consent of Cohen & Company, Ltd., filed herewith.

(k)	Not applicable.

(l)	Not applicable. The Trust was capitalized from the proceeds of the shell reorganization of the assets and liabilities of the Waycross Long/Short Equity Fund, a series of shares of Ultimus Managers Trust (SEC File Nos. 333-180308/811-22680) into a corresponding series of the Registrant.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved

(p)(1)	Code of Ethics for the Registrant – Incorporated by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 1 filed August 11, 2020 (Accession No. 0001398344-20-015529).

(p)(2)	Code of Ethics for Waycross Partners, LLC – Incorporated by reference to Exhibit (p)(2) of the Registrant’s Post-Effective Amendment No. 3 filed June 27, 2022 (Accession No. 0001580642-22-003234).

(p)(3)	Code of Ethics for Ultimus Fund Distributors, LLC – Incorporated by reference to Exhibit (p)(3) of the Registrant’s Post-Effective Amendment No. 7 filed June 27, 2024 (Accession No. 0001580642-24-003319).

(q)	Powers of Attorney – Incorporated by reference to Exhibit (q) of the Registrant’s Post-Effective Amendment No. 8 filed June 26, 2025 (Accession No. 0001580642-25-003860).

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Waycross Partners, LLC	801-81041

ITEM 32.	Principal Underwriters

(a)	The Distributor also acts as the principal underwriter for the following other investment companies:

83 Investment Group Income Fund, Axxes Opportunistic Credit Fund, Axxes Private Markets Fund, American Pension Investors Trust (d/b/a Yorktown Funds), Beacon Pointe Multi-Alternative Fund, Bruce Fund, Inc., Booster Income Opportunities Launch, Caldwell & Orkin Funds, Inc., Cantor Fitzgerald Infrastructure Fund, Cantor Select Portfolios Trust, Capitol Series Trust, CAZ Strategic Opportunities Fund, Centaur Mutual Funds Trust, Chesapeake Investment Trust, CM Advisors Family of Funds, Commonwealth International Series Trust, Conestoga Funds, Connors Funds, CYBER HORNET TRUST, Dynamic Alternatives Fund, Eubel Brady & Suttman Mutual Fund Trust, Exchange Place Advisors Trust, Fairway Private Equity & Venture Capital Opportunities Fund, Fairway Private Markets Fund, Flat Rock Core Income Fund, Flat Rock Enhanced Income Fund, Flat Rock Opportunity Fund, HC Capital Trust, Hussman Investment Trust, James Advantage Funds, Johnson Mutual Funds, Lind Capital Partners Municipal Credit Income Fund, MidBridge Private Markets Fund, MSS Series Trust, New Age Alpha Funds Trust, New Age Alpha Variable Funds Trust, Oak Associates Funds, ONEFUND Trust, OneAscent Capital Opportunities Fund, Papp Investment Trust, Peachtree Alternative Strategies Fund, Plumb Funds, Private Debt & Income Fund, Prospect Enhanced Yield Fund, Sardis Credit Opportunities Fund, PennantPark Enhanced Income Fund, Schwartz Investment Trust, Segall Bryant & Hamill Trust, The Cutler Trust, The Investment House Funds, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust, VELA Funds, Volumetric Fund, WesMark Funds, Williamsburg Investment Trust, and XD Fund Trust.

(b)	The Directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Underwriter	Positions with Fund
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	Assistant Vice President and AML Compliance Officer
Douglas K. Jones	Vice President	None
Greg Evans	Financial Operations Principal	None
Melvin Van Cleave	Vice President, Chief Technology Officer and Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940, as amended, at of the locations described in the Registrant’s most recent report on Form N-CEN, as filed with the SEC.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Louisville, and the Commonwealth of Kentucky, on June 25, 2026.

Waycross Independent Trust

By:	/s/ Matthew Bevin
Matthew Bevin, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	/s/ Matthew Bevin	June 25, 2026
	Matthew Bevin, Principal Executive and Financial Officer	Date

	/s/ Larry Walker*	June 25, 2026
	Larry Walker, Trustee	Date

	/s/ William Chandler*	June 25, 2026
	William Chandler, Trustee	Date

	/s/ John Chilton*	June 25, 2026
	John Chilton, Trustee	Date

	/s/ Vivek Sarin*	June 25, 2026
	Vivek Sarin, Trustee	Date

*By:	/s/ Jonathan D. Burgess	June 25, 2026
	Jonathan D. Burgess, Attorney-in-Fact	Date

EXHIBIT INDEX

(e)	Distribution Agreement
(h)(2)(viii)	Amended Schedule A to Expense Limitation Agreement
(i)(2)	Consent of FinTech Law, LLC
(j)	Consent of Cohen & Company, Ltd.